UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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BLACKLINE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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21300 Victory Boulevard, 12th Floor

Woodland Hills, California 91367

(818) 223-9008

To our Stockholders:

We are pleased to invite you to attend the first annual meeting of stockholders of BlackLine, Inc. to be held on Wednesday, May 10, 2017 at 9:00 a.m., local time, at our offices located at 21300 Victory Boulevard, 12th Floor, Woodland Hills, California 91367.

Details regarding how to attend the annual meeting and the business to be conducted at the annual meeting are more fully described in the accompanying notice of annual meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the annual meeting, it is important that your shares be represented and voted at the annual meeting, and we hope you will vote as soon as possible. You may vote by proxy over the Internet or by telephone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet or by telephone, written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend the annual meeting.

Also, please let us know if you plan to attend the annual meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted.

Thank you for your ongoing support of, and continued interest in, BlackLine, Inc.

Sincerely,

John Brennan	Therese Tucker
Chairman of the Board	Chief Executive Officer and Director

Woodland Hills, California

March 23, 2017

BLACKLINE, INC.

21300 Victory Boulevard, 12th Floor

Woodland Hills, California 91367

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m., local time, on Wednesday, May 10, 2017

Place	Our offices located at 21300 Victory Boulevard, 12th Floor, Woodland Hills, California 91367

Items of Business	(1) To elect as Class I directors the three nominees named in the accompanying proxy statement to serve until our 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified.

(2) To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

(3) To transact other business that may properly come before the annual meeting or any adjournments or postponements thereof.

Adjournments and Postponements	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	March 13, 2017

Only holders of record of our common stock as of March 13, 2017 are entitled to notice of and to vote at the annual meeting.

Meeting Admission	You are invited to attend the annual meeting if you are a stockholder of record or a beneficial owner of shares of our common stock as of the Record Date. If you are a stockholder of record, you must present valid government-issued photo identification (e.g., driver’s license or passport) for admission to the annual meeting. If you are a beneficial owner of shares of our common stock, you must provide proof of such ownership as of the Record Date (e.g., your most recent account statement reflecting your stock ownership as of the Record Date) and you must present valid government-issued photo identification for admission to the annual meeting.

Availability of Proxy Materials	The Notice Regarding the Internet Availability of Proxy Materials, which contains instructions on how to access the proxy materials and our 2016 annual report, is first being sent or given on or about March 27, 2017 to all stockholders entitled to vote at the annual meeting. The proxy materials and our 2016 annual report can be accessed by following the instructions in the Notice Regarding the Internet Availability of Proxy Materials.

Voting	Your vote is very important. You may vote by proxy over the Internet or by telephone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers” beginning on page 1 of the accompanying proxy statement.

By order of the Board of Directors,

Karole Morgan-Prager

Chief Legal and Administrative Officer and

Secretary

Woodland Hills, California

March 23, 2017

-i-

-ii-

BLACKLINE, INC.

PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

To be held at 9:00 a.m., local time, on Wednesday, May 10, 2017

The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.

QUESTIONS AND ANSWERS

ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2017 annual meeting of stockholders of BlackLine, Inc., a Delaware corporation, and any postponements or adjournments thereof. The annual meeting will be held on Wednesday, May 10, 2017 at 9:00 a.m., local time, at our offices located at 21300 Victory Boulevard, 12th Floor, Woodland Hills, California 91367.

Stockholders are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement. The Notice Regarding the Internet Availability of Proxy Materials, or the Notice of Internet Availability, which contains instructions on how to access the proxy materials and our 2016 annual report, is first being sent or given on or about March 27, 2017 to all stockholders entitled to notice of and to vote at the annual meeting. The proxy materials and our 2016 annual report can be accessed by following the instructions in the Notice of Internet Availability as well as online at our Investor Relations website at http://investors.blackline.com.

What proposals am I voting on?

You are being asked to vote on two proposals:

•	the election of the three nominees for Class I director named in this proxy statement to hold office until our 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified; and

•	the ratification of the appointment of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for our fiscal year ending December 31, 2017.

What if other matters are properly brought before the annual meeting?

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•	“FOR” each of the three nominees for Class I director named in this proxy statement; and

•	“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2017.

Who is entitled to vote at the annual meeting?

Holders of our common stock as of the close of business on March 13, 2017, the record date for the annual meeting, are entitled to vote at the annual meeting. As of the record date, there were 51,283,364 shares of our common stock issued and outstanding. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of common stock is entitled to one vote on each matter properly brought before the annual meeting.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date for the annual meeting, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Company, LLC, or AST, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the annual meeting.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the record date for the annual meeting, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a legal proxy from your broker, bank or other nominee.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of the following ways:

•	You may vote in person. If you plan to attend the annual meeting, you may vote by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the annual meeting.

•	You may vote by mail. To vote by mail, complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided (if you received printed proxy materials). Your completed, signed and dated proxy card must be received prior to the annual meeting.

•	You may vote by telephone. To vote over the telephone, call toll-free 1-800-776-9437 in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your Notice of Internet Availability or proxy card available when you call. You will be asked to provide the control number from your Notice of Internet Availability or proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on May 9, 2017.

•	You may vote via the Internet. To vote via the Internet, go to www.voteproxy.com to complete an electronic proxy card (have your Notice of Internet Availability or proxy card in hand when you visit the website). You will be asked to provide the control number from your Notice of Internet Availability or proxy card. Internet voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on May 9, 2017.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card to their broker, bank or other nominee, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares in person at the annual meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can change your vote or revoke your proxy by:

•	entering a new vote by telephone or via the Internet (until the applicable deadline for each method as set forth above);

•	returning a later-dated proxy card (which automatically revokes the earlier proxy);

•	providing a written notice of revocation prior to the annual meeting to our corporate secretary at our principal executive offices as follows: BlackLine, Inc., 21300 Victory Boulevard, 12th Floor, Woodland Hills, California 91367, Attn: Corporate Secretary; or

•	attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request or cast your vote at the annual meeting.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission, or SEC, we have elected to distribute our proxy materials, including the notice of annual meeting of stockholders, this proxy statement and our 2016 annual report, primarily via the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the proxy materials. The Notice of Internet Availability contains instructions on how to access our proxy materials on the Internet, how to vote on the proposals, how to request printed copies of the proxy materials and 2016 annual report, and how to request to receive all future proxy materials in printed form by mail or electronically by e-mail. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy, Mark Partin, our Chief Financial Officer, and Karole Morgan-Prager, our Chief Legal and Administrative Officer, have been designated as proxies for the annual meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instruction of the stockholder on such proxy. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors on the proposals as described above and, if any other matters are properly brought before the annual meeting, the shares will be voted in accordance with the proxies’ judgment.

How many votes do I have?

Holders of our common stock are entitled to one vote for each share held as of the record date.

What is the quorum requirement for the annual meeting?

A quorum is the minimum number of shares required to be present or represented at the annual meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of the voting power of our stock issued and outstanding and entitled to vote at the annual meeting will constitute a quorum to transact business at the annual meeting. Abstentions, “WITHHOLD” votes, and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairman of the meeting may adjourn the meeting to another time or place.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee, as applicable, as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the annual meeting. Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank or other nominee votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

The ratification of the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2017 (Proposal No. 2) is considered “routine” under applicable federal securities rules. The election of Class I directors (Proposal No. 1) is considered “non-routine” under applicable federal securities rules.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the annual meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote at the annual meeting (e.g., Proposal No. 2). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, you may only vote “FOR” or “WITHHOLD” and abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the annual meeting but will not be counted for purposes of determining the number of votes cast on a proposal. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on either proposal.

What is the voting requirement to approve each of the proposals?

Proposal No. 1: Election of Class I Directors. The election of Class I directors requires a plurality of the voting power of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. This means that the three nominees for Class I director receiving the highest number of “FOR” votes will be elected as Class I directors. You may vote (i) “FOR” for each director nominee or (ii) “WITHHOLD” for each director nominee. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will not prevent a director nominee from being elected as a director.

Proposal No. 2: Ratification of Appointment PwC. The ratification of the appointment of PwC requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the annual meeting and entitled to vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.

Who will count the votes?

A representative of our transfer agent, AST, will tabulate the votes and act as inspector of elections.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	“FOR” each of the three nominees for Class I director named in this proxy statement; and

•	“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for our fiscal year ending December 31, 2017.

In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. Brokers, banks and other nominees holding shares of common stock in “street name” for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole “routine” matter—Proposal No. 2 (ratification of the appointment of PwC). Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on Proposal No. 1 relating to the election of directors.

How can I contact BlackLine’s transfer agent?

You may contact our transfer agent, AST, by telephone at (800) 937-5449 (toll-free for United States residents), or by email at info@amstock.com. Materials may be mailed to AST at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

How can I attend the annual meeting?

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the record date, you must present valid government-issued photo identification (e.g., driver’s license or passport) for admission to the annual meeting.

Beneficial Owner of Shares Held in “Street Name”: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the record date, you may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the annual meeting even if you do not have a legal proxy. For admission to the annual meeting, you must provide proof of beneficial ownership as of the record date (e.g., your most recent account statement reflecting your stock ownership as of the record date) and you must present valid government-issued photo identification.

Please note that no cameras, recording equipment, large bags, briefcases or packages will be permitted in the annual meeting.

Directions to the annual meeting may be found in the section entitled “Other Matters—Directions to Annual Meeting below.”

Will the annual meeting be webcast?

We do not expect to webcast the annual meeting.

How are proxies solicited for the annual meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the annual meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the annual meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What does it mean if I receive more than one Notice of Internet Availability or more than one set of printed materials?

If you receive more than one Notice of Internet Availability or more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each Notice of Internet Availability or each set of printed materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the Notice of Internet Availability and, if applicable, the proxy materials and annual report, to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, the proxy materials and annual report, to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

BlackLine, Inc.

Attention: Investor Relations

21300 Victory Boulevard, 12th Floor

Woodland Hills, CA 91367

Tel: (818) 223-9008

Stockholders who hold shares in street name may contact their broker, bank or other nominee to request information about householding.

Is there a list of stockholders entitled to vote at the annual meeting?

The names of stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and from our corporate secretary for ten days prior to the meeting for any purpose germane to the annual meeting, between the hours of 9:00 a.m. and 4:30 p.m., local time, at our corporate headquarters located at 21300 Victory Boulevard, 12th Floor, Woodland Hills, California 91367.

When are stockholder proposals due for next year’s annual meeting?

Please see the section entitled Stockholder Proposal Deadlines for 2018 Annual Meeting in this proxy statement for more information regarding the deadlines for the submission of stockholder proposals for our 2018 annual meeting.

What are the implications of being an “emerging growth company”?

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year following the fifth anniversary of the completion of our initial public offering, (ii) the last day of the first fiscal year in which our annual gross revenue is $1 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our board of directors is currently comprised of eight members. Within one year of the effective date of the registration statement for our initial public offering, or by October 26, 2017, we intend to increase the size of our board of directors by one director and will fill the vacancy with a director who will be elected to serve on our audit committee and who satisfies the enhanced independence standards for audit committee members established by applicable SEC rules and the rules of the NASDAQ Stock Market, or NASDAQ.

Our board of directors consists of three classes of directors, each serving staggered three-year terms. Upon expiration of the term of a class of directors, directors in that class will be elected for a three-year term at the annual meeting of stockholders in the year in which that term expires. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Stockholders’ Agreement

We are party to an Amended and Restated Stockholders’ Agreement with Silver Lake Sumeru Fund, L.P., Silver Lake Technology Investors Sumeru, L.P. (individually and/or collectively, Silver Lake Sumeru), Iconiq Strategic Partners, L.P., ICONIQ Strategic Partners-B, L.P., Iconiq Strategic Partners Co-Invest, L.P., BL Series and Iconiq Strategic Partners Co-Invest, L.P., BL2 Series (individually and/or collectively, Iconiq), Ms. Tucker and Mr. Spanicciati, dated as of October 27, 2016, or the Stockholders’ Agreement. The parties to the Stockholders’ Agreement are referred to as the Principal Stockholders in this proxy statement. Pursuant to the Stockholders’ Agreement, our Principal Stockholders are entitled to designate members of our Board as follows:

Silver Lake Sumeru is entitled to designate: (i) seven directors of up to a 13 member Board for so long as Silver Lake Sumeru beneficially owns more than 35% of the total number of shares of our common stock then outstanding; (ii) six directors for so long as Silver Lake Sumeru beneficially owns 35% or less, but more than 25% of the total number of shares of our common stock then outstanding; (iii) three directors for so long as Silver Lake Sumeru beneficially owns 25% or less, but more than 20% of the total number of shares of our common stock then outstanding; (iv) two directors for so long as Silver Lake Sumeru beneficially owns 20% or less, but more than 10% of the total number of shares of our common stock then outstanding; and (v) one director for so long as Silver Lake Sumeru beneficially owns 10% or less, but at least 5% of the total number of shares of our common stock then outstanding.

Iconiq is entitled to designate one director for so long as Iconiq beneficially owns at least 5% of the total number of shares of our common stock then outstanding.

Silver Lake Sumeru and Iconiq designees to our board of directors will each serve until the annual meeting of stockholders in the year in which their respective board terms expire. If Silver Lake Sumeru or Iconiq meet the applicable beneficial ownership thresholds as of 120 days prior to such annual meetings, the Silver Lake Sumeru or Iconiq designees will be nominated by our board of directors for election by the stockholders at such annual meeting. The Principal Stockholders will agree to vote their shares in favor of the directors nominated as set forth above. In addition, Silver Lake Sumeru and Iconiq shall be entitled to designate the replacement for any of their respective board nominees or designees, as applicable, whose board service terminates prior to the end of the director’s term. In each case, Silver Lake Sumeru’s and Iconiq’s nominees or designees, as applicable, must comply with applicable law and stock exchange rules.

Silver Lake Sumeru has designated Messrs. Babcoke and Brennan and Ms. Haynes pursuant to the Stockholders’ Agreement and Iconiq has designated Mr. Griffith pursuant to the Stockholders’ Agreement.

Ms. Tucker and Mr. Spanicciati are also each be entitled to membership on our board of directors, subject to the following: in the event that Ms. Tucker or Mr. Spanicciati ceases to be employed by the company for any reason and she or he beneficially owns less than 5% of the total number of shares of our common stock outstanding (i) she or he will be required to immediately tender her or his resignation from our board of directors effective only upon acceptance by our board of directors and (ii) our board of directors may, in its sole discretion, accept or reject such resignation. If our board of directors rejects the resignation, Ms. Tucker or Mr. Spanicciati, as applicable, will continue to have the right to be designated for membership on our board of directors; provided that our board of directors will have the right, by unanimous vote of the other directors (excluding both Ms. Tucker and Mr. Spanicciati), to require such director’s resignation from our board of directors if the our board of directors determines such resignation would be in the best interests of the company, regardless of the number of shares of common stock held by Ms. Tucker or Mr. Spanicciati.

Silver Lake Sumeru shall also have the right to have one designee serve on the audit committee until a new independent director is elected within one year of the effective date of the registration statement for our initial public offering, two designees serve on the compensation committee, and two designees serve on the nominating and corporate governance committee, if such committee is formed, subject to compliance with applicable law and stock exchange rules, so long as Silver Lake Sumeru owns at least 15% of the total number of shares of our common stock then outstanding. The Stockholders’ Agreement, subject to certain exceptions, also prohibits us from increasing or decreasing the size of our board of directors without the prior written consent of Silver Lake Sumeru so long as Silver Lake Sumeru owns at least 15% of the total number of shares of our common stock then outstanding. The affiliates of each of the Principal Stockholders have agreed to vote their shares in favor of the directors designated as set forth above.

The following table sets forth the names, ages, and certain other information for each of the directors with terms expiring at the annual meeting (including those who are also nominees for election as a director at the annual meeting) and for each of the continuing members of our board of directors. All information is as of March 1, 2017.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Nominees for Director
Therese Tucker	I	55	Chief Executive Officer and Director	2001	2017	2020
Mario Spanicciati	I	36	Chief Marketing Officer and Director	2013	2017	2020
Thomas Unterman (2)	I	72	Director	2010	2017	2020

Continuing Directors
Jason Babcoke (2)	II	44	Director	2013	2018	—
Hollie Haynes (1)	II	45	Director	2013	2018	—
John Brennan (1)	III	52	Chairman of the Board	2013	2019	—
William Griffith	III	45	Director	2013	2019	—
Graham Smith (2)	III	56	Director	2015	2019	—

(1)	Member of compensation committee.
(2)	Member of audit committee.

Nominees for Director

Therese Tucker. Ms. Tucker is our founder and has served as our Chief Executive Officer and a member of our board of directors since August 2001. Prior to founding the Company, Ms. Tucker served as Chief

Technology Officer for SunGard Treasury Systems, Inc., a provider of software solutions and information technology services, from 1998 to 2001. Ms. Tucker holds a B.S. in Computer Science and Mathematics from University of Illinois at Urbana-Champaign.

Ms. Tucker is a valuable member of our board of directors, possessing over 25 years of experience in the finance and technology industry and the operational insight and expertise she has accumulated as our founder and Chief Executive Officer.

Mario Spanicciati. Mr. Spanicciati joined us in 2004 and has served as our Chief Marketing Officer since October 2016. Previously, Mr. Spanicciati served as our Chief Strategy Officer from August 2015 to October 2016 and as our Executive Vice President. He has been a member of our board of directors since September 2013. Prior to joining us, Mr. Spanicciati served as an Analyst for Merrill Lynch’s Private Banking & Investment Group, a division of Merrill Lynch that offers personalized wealth management products and services from January 2003 to June 2004. Mr. Spanicciati holds a B.S. in Hotel Administration from Cornell University.

Mr. Spanicciati is a valuable member of our board of directors, bringing important perspective and experience as our Chief Marketing Officer. We also believe that he brings historical knowledge, operational expertise and continuity to the board of directors.

Thomas Unterman. Mr. Unterman has served as a member of our board of directors since 2010. Since September 1999, Mr. Unterman has served as Partner for Rustic Canyon Partners, an early stage venture capital firm, which he founded in September 1999. From August 1992 to December 1999, Mr. Unterman served as Executive Vice President and Chief Financial Officer of The Times Mirror Company, a newspaper publishing company that was acquired by Tribune Co. Currently, Mr. Unterman serves as Chairman of the Board of the California Community Foundation and UCLA Technology Development Corp. He is a Trustee of the California State Teachers Retirement System and a Director of several Los Angeles community based non-profit companies. He also serves as a director for several of the Rustic Canyon portfolio companies and Praedicat, a private company. Mr. Unterman holds a J.D. from University of Chicago and a B.A. from the Woodrow Wilson School of Public Affairs at Princeton University.

Mr. Unterman is a valuable member of our board of directors, bringing substantial experience as an executive officer of a public company, as an investment professional and as a director of private technology companies. We also believe that Mr. Unterman brings historical knowledge and continuity to the board of directors.

Continuing Directors

Hollie Haynes. Ms. Haynes has served as a member of our board of directors since September 2013. Ms. Haynes founded Luminate Capital Partners, a private equity firm, and has served as its Managing Partner since January 2015. Since June 2007, Ms. Haynes has served as Managing Director for Silver Lake Sumeru, a middle-market investment group of Silver Lake, a global private equity firm. Ms. Haynes joined Silver Lake in August 1999. From June 1993 to July 1997, Ms. Haynes served in various analyst roles for Hellman & Friedman, a private equity firm, and Morgan Stanley, an investment bank. Currently, Ms. Haynes serves as a member of the board of directors of various private companies. Ms. Haynes holds an M.B.A. from Stanford University Graduate School of Business and an A.B. in Economics from Harvard University. Ms. Haynes is a designee of Silver Lake Sumeru.

Ms. Haynes is a valuable member of our board of directors, bringing experience in the technology and financial industries and service as a board member for privately held companies.

Jason Babcoke. Mr. Babcoke has served as a member of our board of directors since September 2013. Mr. Babcoke has served as a Managing Director of Sumeru Equity Partners, a private equity firm, since March

2014. Since July 2011, Mr. Babcoke has served as a Principal for Silver Lake Sumeru, a middle-market investment group of Silver Lake, a global private equity firm. From August 2008 to July 2011, Mr. Babcoke worked at Symphony Technology Group, a private equity firm. From July 2004 to August 2006, Mr. Babcoke served as a Senior Manager for Life Technologies, a biotech company. From February 2001 to March 2004, Mr. Babcoke served as Director of Engineering for Angstron Systems, Inc., a nano-deposition technology company, acquired by Novellus. From July 2000 to January 2001, Mr. Babcoke served as a Venture Capital Associate for The Spark Group, a technology-focused investment group. Currently, Mr. Babcoke serves as a member of the board of directors for Buildium, LLC. Mr. Babcoke holds an M.B.A. from Harvard Business School, an M.S. in Management Science and Engineering from Stanford University and a B.S. in Mechanical Engineering from University of California, Berkeley. Mr. Babcoke is a designee of Silver Lake Sumeru.

Mr. Babcoke brings valuable experience in venture capital investing and knowledge of technology companies to the board of directors.

John Brennan. Mr. Brennan has served as a member of our board of directors since September 2013 and is the Chairman of our board of directors. Mr. Brennan cofounded Sumeru Equity Partners, a private equity firm and has served as Managing Director since March 2014. Since February 2008, Mr. Brennan has served as a Managing Director for Silver Lake Sumeru, a middle-market investment group of Silver Lake, a global private equity firm. From June 2003 to February 2008, Mr. Brennan served as Senior Vice President of Platform Software for Adobe Systems Incorporated, a computer software company. Mr. Brennan served as Senior Vice President of SMB Segment Operations for Hewlett Packard Company, an information technology company, from April 2000 to June 2003 and as Principal and Associate Partner of Electronics and High-Tech Practice for Accenture Strategic Services, a management consulting, technology services and outsourcing company, from August 1991 to March 1999. Currently, Mr. Brennan serves as a member of the board of directors for ForeFlight, LLC, Influence Health, Inc. (formerly Medseek), Talend, Digital Reasoning Systems, Inc. and Buildium, LLC. Mr. Brennan holds an M.B.A. from University of California, Berkeley Haas School of Business and a B.A. in History from Yale University. Mr. Brennan is a designee of Silver Lake Sumeru.

Mr. Brennan brings valuable management experience as well as experience in venture capital investing and knowledge of technology companies to the board of directors.

William Griffith. Mr. Griffith has served as a member of our board of directors since September 2013. Since January 2013, Mr. Griffith has served as a partner of ICONIQ Capital Group, L.P., the parent company of an independent SEC Registered Investment Advisor and one of our Principal Stockholders. From January 2012 to December 2012, Mr. Griffith was a private investor. From August 2000 to December 2011, Mr. Griffith was employed by Technology Crossover Ventures, a private equity and venture capital firm, and served as a General Partner starting in 2003. Prior to joining Technology Crossover Ventures, Mr. Griffith served as an Associate for Beacon Group Ventures, a private equity firm acquired by JP Morgan Chase & Co. Before joining Beacon Group Ventures, Mr. Griffith served as an Investment Banking Analyst at Morgan Stanley, a financial services company. Currently, Mr. Griffith serves as a Board member for Age of Learning, Inc. and Procore Technologies, Inc. Mr. Griffith holds an M.B.A. from Stanford University Graduate School of Business and an A.B. in History and Engineering from Dartmouth College. Mr. Griffith is a designee of Iconiq.

Mr. Griffith brings valuable experience to the board of directors, both as an investment professional in the technology industry and as a result of his service as a board member for private and publicly traded companies.

Graham Smith. Mr. Smith has served as a member of our board of directors since May 2015. Mr. Smith served as Executive Vice President of Salesforce, Inc., a provider of customer relationship management software from April 2015 to June 2015. He also served as Salesforce, Inc.’s Executive Vice President, Finance from August 2014 to March 2015, Executive Vice President and Chief Financial Officer from March 2008 to August 2014, and Executive Vice President and Chief Financial Officer Designate from December 2007 to March 2008. From January 2003 to December 2007, Mr. Smith served as Chief Financial Officer of Advent Software, Inc., a

provider of portfolio accounting software. Mr. Smith has served as a member of the board of directors for Splunk Inc., a provider of operational intelligence software, since July 2011, MINDBODY, Inc., a provider of software to the wellness industry, since February 2015, Xero, Inc., a provider of online accounting software, since February 2015 and Citrix Systems, Inc., a provider of workplace software, since December 2015. Mr. Smith holds a B.Sc. in Economics and Politics from University of Bristol in England and qualified as a member of the Institute of Chartered Accountants in England and Wales.

Mr. Smith brings valuable experience to our board of directors, including his experience in the software industry and service as an executive and a director for publicly traded companies, where he has served on various committees and held leadership roles.

Director Independence

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, and considering the relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, our board of directors has determined that each of our directors, other than Ms. Tucker and Mr. Spanicciati, are “independent directors” as defined under the rules of the NASDAQ Stock Market. In addition, our board of directors determined that Messrs. Smith and Unterman, who are members of our audit committee, satisfy the enhanced independence standards for audit committee members established by applicable SEC rules and the rules of the NASDAQ Stock Market. Our board of directors has determined that Ms. Haynes and Mr. Brennan, who are members of our compensation committee, satisfy the enhanced independence standards for compensation committee members established by applicable SEC rules and the rules of the NASDAQ Stock Market.

Under the corporate governance rules of the NASDAQ Stock Market, we are eligible for certain phase-in periods with respect to director independence and board committee structure. The phase-in periods required us to have a majority of independent members on the audit committee within 90 days of the effective date of the registration statement for our initial public offering, and a fully independent audit committee within one year of the effective date of the registration statement for our initial public offering, or by October 26, 2017. Our audit committee consisted of a majority of independent directors upon the listing date of our common stock and we expect to have a fully independent audit committee no later than October 26, 2017. Mr. Babcoke is currently serving on our audit committee in accordance with the phase-in requirements permitted by the rules of the NASDAQ Stock Market.

Because the Principal Stockholders own a majority of our outstanding stock, we are a “controlled company” as that term is set forth in the rules of the NASDAQ Stock Market and we are eligible to rely on certain corporate governance exemptions. Although we qualify as a “controlled company,” we do not currently and do not expect in the future to rely upon these exemptions.

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Our board of directors has adopted corporate governance guidelines that provide that one of our independent directors will serve as our lead independent director at any time when our Chief Executive Officer serves as the Chairman of the Board or if the Chairman is not otherwise independent. The lead independent director will be responsible for calling separate meetings of the independent directors, determining the agenda and serving as chair of meetings of independent directors, reporting to the Chief Executive Officer and Chairman of our board of directors regarding feedback from executive sessions, serving as spokesperson for the company as requested, and performing such other responsibilities as may be designated by a majority of the independent directors from time to time.

Currently, the roles of Chief Executive Officer and Chairman are separate and Mr. Brennan, an independent director, serves as the Chairman of the Board. Our board of directors believes that having an independent director serve as the non-executive Chairman of the Board is the appropriate leadership structure for our company at this time because it allows our Chief Executive Officer to focus on executing our company’s strategic plan and managing our company’s operations and performance, while allowing the Chairman of the Board to focus on the effectiveness of the board and independent oversight of our senior management team.

Role of Board in Risk Oversight Process

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. Our board of directors reviews strategic and operational risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions. Our board of directors also assesses risks relating to our corporate governance practices, the independence of the board and potential conflicts of interest. Our audit committee assists our board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and also, among other things, discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our compensation committee assesses risks relating to our executive compensation plans and arrangements, and whether our compensation policies and programs have the potential to encourage excessive risk taking.

Our board of directors believes its current leadership structure supports the risk oversight function of the board. In particular, our board believes that our non-executive Chairman and our majority of independent directors provide a well-functioning and effective balance to the members of executive management on our board.

Board Meetings and Committees

During our fiscal year ended December 31, 2016, our board of directors held 15 meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served. We do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, but we strongly encourage our directors to attend. This annual meeting is our first annual meeting.

Our board of directors has established a standing audit committee and a standing compensation committee. Our board of directors does not currently have a nominating and corporate governance committee. Other than those directors nominated or designated in accordance with the Stockholders’ Agreement, in accordance with the rules of the NASDAQ Stock Market, independent directors constituting a majority of our independent directors in a vote in which only independent directors participate will recommend a director nominee for selection by our board of directors. Our board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating and corporate governance committee. As described above, pursuant to the Stockholders’ Agreement, Silver Lake Sumeru has the right to have one designee serve on the audit committee until a new independent director is elected to serve on the audit committee within one year of the effective date of the registration statement for our initial public offering, or by October 26, 2017, two designees serve on the compensation committee, and two designees serve on the nominating and corporate governance committee, if such committee is formed, so long as Silver Lake Sumeru owns at least 15% of the total number of shares of our common stock then outstanding, subject to compliance with applicable law and stock exchange rules. Each of the committees has the composition and the responsibilities described below.

Audit Committee

Our audit committee currently consists of Messrs. Babcoke, Smith and Unterman, with Mr. Smith serving as chairperson. Each of Messrs. Smith and Unterman is considered an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act and all members of the audit committee are financially literate.

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems and our legal and regulatory compliance. Our audit committee also:

•	oversees the work of our independent registered public accounting firm (“independent auditors”) and our internal control functions;

•	approves the hiring, discharging and compensation of our independent auditors;

•	approves engagements of the independent auditors to render any audit or permissible non-audit services;

•	reviews the qualifications, independence and performance of our independent auditors;

•	reviews the scope of the annual audit;

•	reviews our financial statements and reviews our critical accounting policies and estimates;

•	reviews the adequacy and effectiveness of our internal controls;

•	reviews and discusses with management and our independent auditors the results of our annual audit and our quarterly financial statements;

•	reviews our risk assessment and risk management processes;

•	establishes procedures for receiving, retaining and investigating complaints received by us regarding accounting, internal accounting controls or audit matters; and

•	reviews and approves related party transactions under Item 404 of Regulation S-K.

Our audit committee operates under a written charter approved by our board of directors and that satisfies the applicable rules and regulations of the SEC and the NASDAQ listing rules. The charter is available on our website at http://investors.blackline.com. Our audit committee held eight meetings during 2016.

Compensation Committee

Our compensation committee currently consists of Ms. Haynes and Mr. Brennan, with Mr. Brennan serving as the chairperson.

Our compensation committee oversees our corporate compensation programs. Our compensation committee also:

•	reviews and recommends policies relating to compensation and benefits of our officers and employees;

•	reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other senior officers;

•	evaluates the performance of our officers in light of established goals and objectives;

•	recommends compensation of our officers based on its evaluations;

•	administers our equity compensation plans; and

•	makes recommendations regarding non-employee director compensation to the full board of directors.

Our compensation committee operates under a written charter approved by our board of directors and that satisfies the applicable rules and regulations of the SEC and the NASDAQ listing rules. The charter is available on our website at http://investors.blackline.com. Our compensation committee held seven meetings during 2016.

Compensation Committee Interlocks and Insider Participation

During 2016, our compensation committee was comprised of Ms. Haynes and Mr. Brennan. Mr. Brennan is the chairperson of our compensation committee. None of the members of our compensation committee is an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

In its evaluation of director candidates, including the members of the board of directors eligible for re-election, the independent directors consider the current size and composition of the board, the needs of the board and its respective committees, the directors nominated or designated in accordance with the Stockholders’ Agreement, and the desired board qualifications, expertise and characteristics, including such factors as business experience and diversity. While we do not have a formal policy with respect to diversity, the independent directors may consider such factors as differences in professional background, education, skill, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the board of directors.

The independent directors evaluate each individual in the context of the membership of the board of directors as a group, with the objective of having a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of background and experience in the various areas. Each director should be an individual of high character and integrity. In determining whether to recommend a director for re-election, the independent directors of the board also consider the director’s past attendance at meetings, participation in and contributions to the activities of the board of directors and the company and other qualifications and characteristics determined by the board of directors. Each director must ensure that other existing and anticipated future commitments do not materially interfere with the members’ service as a director.

After completing their review and evaluation of director candidates, in accordance with the rules of the NASDAQ Stock Market, independent directors constituting a majority of our independent directors in a vote in which only independent directors participate will recommend a director nominee for selection by our board of directors. Our board has the final authority in determining the selection of director candidates for nomination to our board.

Stockholder Recommendations for Nominations to Our Board

A stockholder that wants to recommend a candidate for election to the board should direct the recommendation in writing by letter to the company, attention of our Chief Legal and Administrative Officer at BlackLine, Inc., 21300 Victory Boulevard, 12th Floor, Woodland Hills, California 91367. Such recommendation should include the candidate’s name, home and business contact information, detailed biographical data and relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between us and the candidate and evidence of the recommending stockholder’s ownership of our stock. Such recommendation should also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership. We do not have a formal policy regarding the consideration of director candidates recommended by stockholders, but subject to the foregoing, our independent directors will consider candidates recommended by stockholders in the same manner as candidates recommended from other sources. Our independent directors have discretion to decide which individuals to recommend for nomination as directors. Our board has the final authority in determining the selection of director candidates for nomination to our board. A stockholder that wants to nominate a person directly for election to the board at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in our amended and restated bylaws and the rules and regulations of the SEC. Any nomination should be sent in writing to BlackLine, Inc., 21300 Victory Boulevard, 12th Floor, Woodland Hills, California 91367, Attention: Corporate Secretary. To be timely for our 2018 annual meeting of stockholders, our corporate secretary must receive the nomination no earlier than January 11, 2018 and no later than February 10, 2018. Please see the section entitled “Stockholder Proposal Deadlines for 2018 Annual Meeting” in this proxy statement for more information.

Communications with the Board of Directors

In cases where stockholders wish to communicate directly with our non-management directors, messages can be sent to our Chief Legal and Administrative Officer at BlackLine, Inc., 21300 Victory Boulevard, 12th Floor, Woodland Hills, California 91367. Our Chief Legal Officer will, in consultation with appropriate directors as necessary, review incoming stockholder communications and decide whether a response to any stockholder or interested party communication is necessary.

This procedure does not apply to (i) communications to non-management directors from our officers or directors who are stockholders or (ii) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, which are discussed further in the section entitled “Stockholder Proposal Deadlines for 2018 Annual Meeting” in this proxy statement.

Code of Business Conduct and Ethics

Our board of directors has adopted a written code of business conduct and ethics that applies to all of our employees, officers and directors, including our chief executive officer, chief financial officer, and other executive and senior financial officers. The full text of our code of business conduct and ethics is available on the corporate governance section of our website, which is located at http://investors.blackline.com. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Outside Director Compensation Policy

Our board of directors adopted our Outside Director Compensation Policy in connection with our initial public offering. Members of our board of directors who are not employees are eligible for compensation under our Outside Director Compensation Policy. Accordingly, neither Ms. Tucker nor Mr. Spanicciati, both executive officers of BlackLine, is eligible for awards under our Outside Director Compensation Policy.

Under our Outside Director Compensation Policy, non-employee directors will receive compensation in the form of equity and cash, as described below:

Cash Compensation

Each non-employee director is eligible to receive the following annual cash retainers for certain board and/or committee service:

•	$40,000 per year for service as a board member;

•	$20,000 per year additionally for service as chair of the audit committee;

•	$10,500 per year additionally for service as chair of the compensation committee; and

•	$7,500 per year additionally for service as chair of the nominating and corporate governance committee, if such committee is formed.

All cash payments to non-employee directors will be paid quarterly in arrears on a prorated basis. No additional cash compensation will be paid to an individual who serves as a member of a committee of the board.

Equity Compensation

Non-employee directors are eligible to receive all types of equity awards (except incentive stock options) under our 2016 Equity Incentive Plan, or the 2016 Plan, (or the applicable equity plan in place at the time of grant) including discretionary awards not covered under our Outside Director Compensation Policy. All grants of awards under our Outside Director Compensation Policy will be automatic and nondiscretionary.

Initial Award. Upon joining our board, each newly-elected non-employee director will receive an initial equity award having a grant date value equal to $165,000 multiplied by a fraction, (1) the numerator of which is (x) 12 minus (y) the number of full months between the date of the last annual meeting of stockholders and the date the individual becomes a member of the board and (2) the denominator of which is 12, (rounded to the nearest whole share), or the Initial Award. The Initial Award will be comprised of stock options and restricted stock units, or RSUs, each having a grant date value of approximately 50% of the aggregate value of the Initial Award. The Initial Award will be granted on the date on which such person first becomes a non-employee director. Subject to the terms of the policy, the Initial Award will vest as to 100% of the shares subject thereto upon the earlier of the one year anniversary of the grant date or the day prior to our next annual meeting of stockholders, subject to the individual’s continued service through the applicable vesting date. A director who is an employee who ceases to be an employee director but who remains a director will not receive an Initial Award.

Annual Award. On the date of each annual meeting of our stockholders beginning with the second annual meeting following the effective date of the registration statement for our initial public offering, each non-employee director automatically will be granted an equity award having a grant date value equal to $165,000, or the Annual Award. The Annual Award will be comprised of stock options and RSUs each having a grant date value of approximately 50% of the aggregate value of the Annual Award. Subject to the terms of the policy, each Annual Award will vest as to 100% of the shares subject thereto upon the earlier of the one year anniversary of the grant date or the day prior to our next annual meeting occurring after the grant date, subject to the individual’s continued service through the applicable vesting date.

The grant date value of all equity awards granted under our Outside Director Compensation Policy is determined in accordance with accounting principles generally accepted in the United States of America.

Any award granted under our Outside Director Compensation Policy will fully vest in the event of a change in control, as defined in our 2016 Plan, provided that the individual remains a director through such change in control.

Director Compensation Tables

The following table provides information regarding compensation of our non-employee directors for service as directors, for the year ended December 31, 2016. In the fiscal year ended December 31, 2016, non-employee directors affiliated with our Principal Stockholders did not receive compensation for their service as directors.

Name	Fees Earned or Paid in Cash		Option Awards ($) (1)	All other Compensation	Total ($)
Jason Babcoke	—		—	—	—
John Brennan	—		—	—	—
William Griffith	—		—	—	—
Hollie Haynes	—		—	—	—
Graham Smith	50,000	(2)	—	—	50,000
Thomas Unterman	40,000	(3)	—	—	40,000

(1)	No options were granted to non-employee directors in fiscal year 2016.
(2)	The amount shown reflects an annual cash retainer for such director’s service as a member of our board of directors and chair of our audit committee.
(3)	The amount shown reflects an annual cash retainer for such director’s service as a member of our board of directors.

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2016.

Name	Date of Grant	Number of Shares Underlying Option Exercisable	Number of Shares Underlying Option Unexercisable	Option Exercise Price Per Share (1) ($)	Option Expiration Date
Jason Babcoke	—	—	—	—	—
John Brennan	—	—	—	—	—
William Griffith	—	—	—	—	—
Hollie Haynes	—	—	—	—	—
Graham Smith (2)	5/20/2015	—	75,000	14.50	5/19/2025
Thomas Unterman (3)	3/3/2014	—	50,000	5.00	3/2/2024

(1)	The column represents the fair market value of our common stock on the date of grant as determined by the board of directors.
(2)	Twenty-five percent (25%) of the shares (rounded down to the nearest whole number of shares) vests on each of the first four anniversaries of the vesting commencement date (May 20, 2015), subject to continued service with us through each applicable vesting date.
(3)	Twenty-five percent (25%) of the shares (rounded down to the nearest whole number of shares) vests on each of the first four anniversaries of the vesting commencement date (March 3, 2014), subject to continued service with us through each applicable vesting date.

PROPOSAL NUMBER 1

ELECTION OF CLASS I DIRECTORS

Our board of directors is currently comprised of eight directors and is divided into three staggered classes of directors. At the annual meeting, three Class I directors will be elected to our board of directors by the holders of our common stock to succeed the same class whose term is then expiring. Each director’s term continues until the expiration of the term for which such director was elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

Nominees for Director

Our independent directors constituting a majority of our independent directors in a vote in which only independent directors participated have recommended director nominees for selection by our board of directors, and our board of directors has nominated, Therese Tucker, Mario Spanicciati and Thomas Unterman, each a current Class I director, as nominees for reelection as Class I directors at the annual meeting. If elected, each of Ms. Tucker and Messrs. Spanicciati and Unterman will serve as a Class I director until the 2020 annual meeting and until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal. For more information concerning the nominees, please see the section entitled “Board of Directors and Corporate Governance.”

Ms. Tucker and Messrs. Spanicciati and Unterman have agreed to serve as directors if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee who may be proposed by the independent directors constituting a majority of our independent directors in a vote in which only independent directors participate and designated by the present board of directors to fill the vacancy.

Required Vote

The Class I directors will be elected by a plurality of the voting power of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. In other words, the three nominees receiving the highest number of “FOR” votes will be elected as Class I directors. You may vote (i) “FOR” for each director nominee or (ii) “WITHHOLD” for each director nominee. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, for the election of Ms. Tucker and Messrs. Spanicciati and Unterman. “WITHHOLD” votes and broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the election to the board of directors of Therese Tucker, Mario Spanicciati and Thomas Unterman as Class I directors.

PROPOSAL NUMBER 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for the year ending December 31, 2017. During 2016, PwC served as our independent registered public accounting firm.

Notwithstanding its appointment and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of our company and its stockholders. Our audit committee is submitting the appointment of PwC to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If the appointment is not ratified by our stockholders, our audit committee may consider whether it should appoint another independent registered public accounting firm. A representative of PwC is expected to be present at the annual meeting, either in person or telephonically, where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents the aggregate fees billed for professional audit services and other services rendered to us by PwC for our fiscal years ended December 31, 2016 and 2015.

	Fiscal Year Ended
	2016	2015
Audit Fees (1)	$1,854,775	$950,600
Audit-related Fees	$—	$—
Tax Fees (2)	$134,830	$—
All Other Fees	$4,140	$4,500
Total Fees	$1,993,745	$955,100

(1)	“Audit Fees” consist of professional services rendered in connection with the audit of our consolidated financial statements and review of our quarterly consolidated financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. Fees for 2015 and 2016 also included fees billed for professional services rendered in connection with our Form S-1 registration statement related to our initial public offering of common stock completed in October 2016 and our Form S-8 registration statement filed in October 2016.
(2)	“Tax Fees” consist of fees for professional services for tax compliance, tax advice and tax planning.

Auditor Independence

In 2016, there were no other professional services provided by PwC that would have required our audit committee to consider their compatibility with maintaining the independence of PwC.

Audit and Non-Audit Services Pre-Approval Policy

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee (or its delegate) may pre-approve services to be performed by our independent registered public accounting firm without consideration of specific case-by-case services or may require the specific pre-approval of the committee, in either case, in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to PwC for our fiscal years ended December 31, 2016 and 2015 were pre-approved by our audit committee.

Required Vote

Ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2017 requires the affirmative “FOR” vote of a majority of the voting power of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017.

Audit Committee Report

BlackLine’s management is responsible for (i) establishing and maintaining internal controls and (ii) preparing BlackLine’s consolidated financial statements. BlackLine’s independent registered public accounting firm, PwC, is responsible for performing an independent audit of BlackLine’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and to issue a report thereon. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare BlackLine’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited financial statements for fiscal year 2016 with the management of BlackLine;

•	discussed with PwC, BlackLine’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the PCAOB; and

•	received the written disclosures and the letter from PwC as required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with PwC that firm’s independence.

Based on the audit committee’s review of the audited financial statements and the various discussions with management and PwC, the audit committee recommended to the board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC. The audit committee has also appointed PwC as the company’s independent registered public accounting firm for the year ending December 31, 2017.

The Audit Committee

Graham Smith (Chair)

Jason Babcoke

Thomas Unterman

This audit committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by BlackLine under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent BlackLine specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of March 1, 2017:

Name	Age	Position
Executive Officers:
Therese Tucker	55	Chief Executive Officer and Director
Chris Murphy	48	Chief Revenue Officer
Mark Partin	49	Chief Financial Officer
Karole Morgan-Prager	54	Chief Legal and Administrative Officer

For Ms. Tucker’s biography, see “Nominees for Director.”

Chris Murphy has served as our Chief Revenue Officer since March 2014. Prior to joining us, Mr. Murphy served as Senior Vice President and General Manager of the Financial Solutions Group for Infor, Inc., a provider of business management enterprise software, from March 2004 to February 2014. From May 2003 to February 2004, Mr. Murphy served as the Vice President of Global Sales Operations for Melita International, a provider of customer contact management solutions. From October 1999 to May 2003, Mr. Murphy served as the Vice President of Sales Operations for divine, inc., an internet incubator. From October 1991 to June 1999, Mr. Murphy served in various financial roles for Platinum Technology Inc., a management software and database company, Information Resources, Inc, a market research company, and United States Cellular Corporation, a provider of wireless services. Mr. Murphy holds an M.B.A. from DePaul University, Charles H. Kellstadt Graduate School of Business, a B.S. in finance from University of South Carolina, Darla Moore School of Business and a B.A. in French from University of South Carolina, Columbia.

Mark Partin has served as our Chief Financial Officer since January 2015 and as our Treasurer since February 2015. Prior to joining us, Mr. Partin served as the Chief Financial Officer for Fiberlink Communications Corporation (now MaaS360, an IBM Company), an Enterprise Mobility Management company from 2005 to 2014. From 1995 to 2005, Mr. Partin served in various senior financial roles for companies such as Headhunter.net, Inc. (now Careerbuilder.com), Contour Medical, Inc. (acquired by Sun Healthcare Group, Inc.), American Health Imaging, and Williams Group International. From 1991 to 1995, Mr. Partin was a CPA and auditor with Arthur Andersen & Co. in Atlanta, Ga. Mr. Partin holds an M.B.A. from Harvard Business School and a B.S. in business administration from the University of Tennessee.

Karole Morgan-Prager has served as our Chief Legal Officer since May 2015 and as our Secretary since August 2015 and was named Chief Legal and Administrative Officer in October 2016. Prior to joining us, Ms. Morgan-Prager served as General Counsel and Corporate Secretary of McClatchy Company, a newspaper and internet publisher, from July 1995 to May 2015. She was named Vice President of The McClatchy Company in May 1998 and Vice President, Corporate Development in May 2012. From November 1992 to June 1995, Ms. Morgan-Prager served as Associate General Counsel for The Times Mirror Company, a newspaper publishing company that was acquired by Tribune Co. From October 1987 to October 1992, Ms. Morgan-Prager was an Associate with the law firm Morrison & Foerster, working on corporate securities matters. Ms. Morgan-Prager holds a J.D. from the University of California, Los Angeles and a B.A. in Journalism and Political Science from University of Nevada.

EXECUTIVE COMPENSATION

The section below provides information regarding the fiscal 2016 compensation for our named executive officers, or NEOs, who consist of our principal executive officer and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2016.

Process and Procedure for Compensation Decisions

The decisions with respect to fiscal 2016 executive officer compensation, including the compensation of our NEOs, are made by our compensation committee, with input from our chief executive officer (except with respect to her own compensation) and Compensia, an independent compensation consultant within the meaning of the rules of the SEC and NASDAQ. Compensia was engaged by our compensation committee pursuant to the authority delegated under its charter, and serves at the discretion of the compensation committee.

Our compensation committee believes our chief executive officer has valuable insight into the day-to-day contributions of our executive officers, and solicits the advice and input from her with respect to performance objectives under our annual bonus plan and target compensation levels for our executive officers, including our NEOs. Our chief executive officer does not provide input on her own compensation, which is determined by our compensation committee, in its discretion. At the request of our compensation committee, Compensia provides an assessment of the competitiveness of our executive compensation program as compared with our competitors, and our compensation committee uses this assessment as one of several factors in approving target levels of compensation for each executive officer. Other factors our compensation committee considers in setting executive compensation include one or more of the following: individual performance and skills, management input, internal relative alignment of compensation levels, anticipated future contributions to our company, and the judgment and experience of the members of our compensation committee.

Our compensation committee makes the final decisions with respect to all executive officer compensation decisions.

Summary Compensation Table

The following table presents information concerning the total compensation of our NEOs for services rendered to us in all capacities during the year ended December 31, 2016 and December 31, 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)	Total ($)
Therese Tucker	2016	336,634	—		635,365	235,900	769	1,208,668
Chief Executive Officer	2015	322,530	—		—	325,000	175	647,705

Karole Morgan-Prager	2016	318,118	—		1,429,571	91,664	10,994	1,850,347
Chief Legal and Administrative Officer	2015	179,101	50,000	(3)	1,424,000	70,000	9,898	1,732,999

Chris Murphy	2016	320,248	—		317,682	235,900	10,868	884,698
Chief Revenue Officer

(1)

The amounts in these columns represent the aggregate grant date fair value of stock option awards as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, or ASC 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 2 to our financial statements appearing at the end of our Annual Report on Form 10-K for the year ended December 31, 2016. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. With respect to Ms. Tucker’s performance-based option to purchase 482,800 shares of our common stock, or the Performance-Based Option, although the award has been legally granted, as of December 31, 2016, we could not determine that the achievement of the performance targets is probable. This is due to the fact that the vesting is based, in part, on the achievement of yearly cash flow targets through 2019 that have yet to be established. The cash flow targets for each year are determined by our board of directors concurrently with the annual budget process and because each yearly cash flow target has not yet been set, there is no grant date and therefore no grant date fair value. If each yearly cash flow target is met through 2019, but the full cumulative annual recurring target through 2019 is not met, Ms. Tucker is still able to vest in the award if an additional cash flow target for 2020 and a cumulative annual recurring revenue target through 2020 are achieved. If the Performance-Based Option was valued as though the date of legal grant was also the accounting grant date, assuming 100% achievement of all performance-based targets, the Performance-Based Option would have a grant date fair value of $3,176,824. See “Fiscal 2016 CEO Equity Awards” below for additional details on the terms of this award.
(2)	The amounts in these columns represent annual incentives earned for 2016 under our 2016 Annual Bonus Plan—Executive Officer Bonus Plan, or 2016 Bonus Plan, as described in additional detail below. For Ms. Morgan-Prager, the 2015 amount was pro-rated based on the number of full months she was employed with us in 2015.
(3)	Reflects amount paid for a one-time signing bonus.

Non-Equity Incentive Plan Compensation

Each of our NEOs participated in the 2016 Bonus Plan, which provided for cash incentives for certain company executives, including our NEOs, for 2016 performance. Target bonuses for the NEOs were based on a percentage of his or her 2016 annual base salary. The 2016 target bonus amounts under the 2016 Bonus Plan for the NEOs were: Ms. Tucker (100%), Ms. Morgan-Prager (40%), and Mr. Murphy (100%).

The 2016 Bonus Plan was designed to fund based on company performance, measured by gross annual recurring revenue bookings less churned (lost) annual recurring revenue, or Net New ARR, and free cash flow. The 2016 Bonus Plan provides that if the free cash flow threshold was achieved, then the 2016 Bonus Plan would fund as to: (a) 50%, if between 80% and 84.99% of the Net New ARR target was achieved, (b) 62.5%, if between 85% and 89.99% of the Net New ARR target was achieved, (c) 75%, if between 90% and 94.99% of the Net New ARR target was achieved, (d) 87.5%, if between 95% and 99.99% of the Net New ARR target was achieved, or (e) 100%, if 100% or above of the Net New ARR target was achieved. To the extent the Net New ARR achievement was between applicable percentages, the funding percentage would be funded based on a linear interpolation between those levels. Each NEO’s bonus payment under the 2016 Bonus Plan was based on the percentage at which the 2016 Bonus Plan funded as described above.

For 2016, our compensation committee established a Net New ARR target based on the targeted growth of Net New ARR from the end of the year 2015 to the end of the year 2016 and a free cash flow target based on cash flow from operations less capital expenditures for fiscal 2016. After the end of 2016, our compensation committee determined that we achieved the free cash flow threshold and 87% of our Net New ARR target for 2016, and therefore the 2016 Bonus Plan funded at 67.4% of target achievement. Each NEO received a bonus payment equal to 67.4% of his or her 2016 target bonus.

Outstanding Equity Awards at Year-End

The following table presents information concerning all outstanding equity awards held by each of our named executive officers as of December 31, 2016:

Named Executive Officer	Grant Date (1)		Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date
Therese Tucker	10/17/2016	(2)	—		482,800	14.00	10/17/2026
	10/17/2016	(3)	—	96,560		14.00	10/17/2026
Karole Morgan-Prager	5/30/2015	(4)	50,000	150,000		14.50	5/29/2025
	10/17/2016	(5)	—	217,260		14.00	10/17/2026
Chris Murphy	3/3/2014	(6)	250,000	250,000		5.00	3/2/2024
	10/17/2016	(5)	—	48,280		14.00	10/17/2026

(1)	Each of the outstanding equity awards was granted pursuant to our 2014 Equity Incentive Plan, or 2014 Plan.
(2)	The shares vest based on achievement of certain performance metrics and Ms. Tucker’s continued service with us through the date on which achievement is determined by our board of directors or its authorized committee. See “Fiscal 2016 CEO Equity Awards” below for additional details on the terms of this award.
(3)	Twenty-five percent (25%) of the shares (rounded down to the nearest whole number of shares) vest on each of the first four anniversaries of the vesting commencement date (January 1, 2016), subject to continued service with us through each applicable vesting date.
(4)	Twenty-five percent (25%) of the shares (rounded down to the nearest whole number of shares) vest on each of the first four anniversaries of the vesting commencement date (May 30, 2015), subject to continued service with us through each applicable vesting date.
(5)	Twenty-five percent (25%) of the shares (rounded down to the nearest whole number of shares) vest on each of the first four anniversaries of the vesting commencement date (September 27, 2016), subject to continued service with us through each applicable vesting date.
(6)	Twenty-five percent (25%) of the shares (rounded down to the nearest whole number of shares) vest on each of the first four anniversaries of the vesting commencement date (March 3, 2014), subject to continued service with us through each applicable vesting date.

Fiscal 2016 CEO Equity Awards

Ms. Tucker received two stock option awards in fiscal 2016.

Performance-Based Option. The first stock option award is the Performance-Based Option covering 482,800 shares of our common stock. The shares subject to the Performance-Based Option vest based on achievement of certain performance metrics and Ms. Tucker’s continued service with us through the date on which achievement is determined by our board of directors or its authorized committee. For the period beginning on January 1, 2016 and ending on December 31, 2019, or the Performance Period, if we achieve yearly cash flow targets as determined by our board of directors concurrently with the annual budget process for each of our fiscal years, or the Cash Flow Metric, then the Performance-Based Option vests based on the extent of our achievement of cumulative annual recurring revenue targets during the Performance Period. If our board of directors determines that the Cash Flow Metric was met during the Performance Period but we did not achieve the full cumulative annual recurring revenue targets during the Performance Period, then the portion of the Performance-Based Option that becomes eligible to vest and become exercisable but failed to vest during the Performance Period may be eligible to vest and becomes exercisable based on the extent of our achievement of an additional cash flow target for 2020 and a cumulative annual recurring revenue target during the period beginning on January 1, 2016 and ending on December 31, 2020.

If, upon a “change of control” (as defined in Ms. Tucker’s employment agreement), the Performance-Based Option is not vested and exercisable and is not assumed or substituted for, then it is intended that, immediately prior to such change of control, the Performance-Based Option will vest as to 100% of the shares subject to the Performance-Based Option. If, upon a change of control, the Performance-Based Option is assumed and substituted for and cumulative annual recurring revenue thresholds are met (which are based on the year in which the change of control occurs), then, immediately prior to the change of control, the Performance-Based Option will vest and become exercisable as to the number of shares subject to the Performance-Based Option equal to 1/48th of the number of shares subject to the Performance-Based Option multiplied by the total number of completed months between the date the Performance-Based Option is granted and the consummation of the change of control, rounded down to the nearest whole share, and the remaining shares will become vested and exercisable at a rate of 1/48th of the number of shares subject to the Performance-Based Option per month through the four year anniversary of the date the Performance-Based Option is granted, subject to Ms. Tucker’s continued service with us through each such vesting date.

Time-Based Option. The second stock option award is the Time-Based Option covering 96,560 shares of our common stock. 25% of the shares subject to the Time-Based Option (rounded down to the nearest whole number of shares) will vest on each of the first four anniversaries of the Time-Based Option’s vesting commencement date, subject to Ms. Tucker’s continued service with us through each such vesting date. If, upon a change of control, the Time-Based Option is not vested and exercisable and is not assumed or substituted for, then immediately prior to such change of control, the Time-Based Option will vest as to 100% of the shares subject to the Time-Based Option. If, upon a change of control, the Time-Based Option is assumed or substituted for and Ms. Tucker experiences a qualifying termination as described in her employment agreement, then the Time-Based Option will vest as to 100% of the shares subject to the Time-Based Option.

Both the Performance-Based Option and the Time-Based Option were granted subject to the terms and conditions of our 2014 Plan and the option agreements thereunder.

Executive Employment Arrangements

Therese Tucker. On August 24, 2016, we entered into an employment agreement with Therese Tucker, our Chief Executive Officer. The employment agreement has an initial term of three years from January 1, 2016 and is expected to automatically renew on each year thereafter, unless we or Ms. Tucker provides the other party at least 30 days written notice. In the event of a “change in control” (as defined in Ms. Tucker’s agreement), the term will extend for an additional two years from the date of such change in control.

The employment agreement provides Ms. Tucker with an initial annual base salary of $350,000 and an on-target bonus equal to 100% of her base salary, based upon achievement of performance objectives to be determined by our compensation committee.

Ms. Tucker’s employment agreement also provides that if her employment is terminated by us without “cause” (excluding by death or disability), we decide to not renew Ms. Tucker’s agreement, or Ms. Tucker resigns for “good reason” (as such terms are defined in Ms. Tucker’s agreement), Ms. Tucker will receive (i) a lump sum payment equal to 18 months of Ms. Tucker’s base salary then in effect; (ii) a lump sum payment equal to the premium costs for Ms. Tucker and her eligible dependents to continue health insurance coverage under COBRA for 18 months; and (iii) a lump sum amount equal to the prorated portion of Ms. Tucker’s annual bonus for the year of termination that would have been paid to Ms. Tucker had Ms. Tucker been employed by us for the entire fiscal year of termination, based on actual performance for the year (and assuming any individual performance goals would have been met at target levels) and (iv) a lump sum amount equal to the earned but unpaid bonus for the prior fiscal year, if any.

Ms. Tucker’s employment agreement also provides that if Ms. Tucker’s employment is terminated by us without “cause” (excluding by death or disability), we decide to not renew Ms. Tucker’s agreement, or

Ms. Tucker resigns for “good reason” and such termination occurs in connection with, or within three months before or 24 months after a “change of control” (as such term is expected to be defined in Ms. Tucker’s agreement), Ms. Tucker will receive (i) a lump sum payment equal to 12 months of Ms. Tucker’s base salary then in effect, or, if greater, as in effect immediately prior to the change of control; (ii) a lump sum payment equal to the premium costs for Ms. Tucker and her eligible dependents to continue health insurance coverage under COBRA for 12 months; (iii) a lump sum amount equal to the earned but unpaid bonus for the prior fiscal year, if any; and (iv) 100% of the shares subject to Ms. Tucker’s outstanding Company equity awards will vest and, to the extent applicable, become exercisable.

Ms. Tucker’s employment agreement also provides that if her employment is terminated due to her death or disability, Ms. Tucker will receive (i) a lump sum amount equal to the earned but unpaid bonus for the prior fiscal year, if any and (ii) a lump sum amount equal to the Ms. Tucker’s target bonus, pro-rated to reflect time served in the year of termination.

Any receipt of severance benefits by Ms. Tucker will be contingent upon her execution and non-revocation of a separation agreement and release of claims against us. In the event any of the payments provided for under Ms. Tucker’s employment agreement or otherwise payable to Ms. Tucker would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, could be subject to the related excise tax under Section 4999 of the Code, she would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to her. Ms. Tucker’s employment agreement does not require us to provide any tax gross-up payments.

Karole Morgan-Prager. On May 4, 2015, we entered into an employment offer letter with Karole Morgan-Prager, our Chief Legal and Administrative Officer. This employment letter has no specific term and provides for at-will employment. This employment offer letter provides for an initial annual base salary, an initial annual on-target bonus opportunity, a signing bonus, relocation benefits, and a commitment to grant her an initial option to purchase shares of our common stock, the material terms of such option are described in the “Outstanding Equity Awards At Year-End” table above. This employment letter also provides for vesting acceleration and severance benefits.

On September 29, 2016, we entered into a confirmatory employment letter with Ms. Morgan-Prager. The confirmatory employment letter has no specific term and provides for at-will employment. The confirmatory employment letter supersedes Ms. Morgan-Prager’s original employment offer letter. The vesting acceleration and severance benefits have been replaced by the Policy as described in the “Change of Control and Severance Policy” below. Ms. Morgan-Prager’s current annual base salary is $340,000 and Ms. Morgan-Prager’s current annual on-target bonus is 40% of her annual base salary.

Chris Murphy. On January 24, 2014, we entered into an employment offer letter with Chris Murphy, our Chief Revenue Officer. This employment letter has no specific term and provides for at-will employment. This employment offer letter provides for an initial base salary, an initial annual on-target bonus opportunity, and a commitment to grant him an initial option to purchase shares of our common stock, the material terms of such option are described in the “Outstanding Equity Awards At Year-End” table above. This employment letter also provides for vesting acceleration.

On September 29, 2016, we entered into a confirmatory employment letter with Mr. Murphy. This employment letter has no specific term and provides for at-will employment. The confirmatory employment letter supersedes Mr. Murphy’s original employment offer letter. The vesting acceleration has been replaced by the Policy described in the “Change of Control and Severance Policy” below. Mr. Murphy is also eligible to receive severance benefits as described in the “Change of Control and Severance Policy” below. Mr. Murphy’s current annual salary is $350,000 and Mr. Murphy’s current annual on-target bonus is 100% of his annual base salary.

Change of Control and Severance Policy

Our board of directors approved the following change of control and severance benefits for our executive officers (including Ms. Morgan-Prager and Mr. Murphy) and other key employees, other than Ms. Tucker, that are set forth in our Change of Control and Severance policy, or the Policy:

If we terminate an executive officer’s employment other than for “cause,” death or “disability” or such participant resigns for “good reason” during the period from the period beginning on a “change of control” (as such terms are defined in the Policy) and ending 12 months following a change of control (the “change of control period”), such executive officer will be eligible to receive the following severance benefits (less applicable tax withholdings):

•	100% of the executive officer’s then-outstanding and unvested equity awards granted in connection with his or her hiring or promotion, as applicable, will become fully vested and exercisable and any applicable performance goals will be deemed achieved at 100% of target levels;

•	A lump sum cash amount equal to six months of the executive officer’s base salary in effect immediately prior to the termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then the executive officer’s annual base salary in effect immediately prior to such reduction) or the change of control, whichever is greater; and

•	Payment or reimbursement of continued health coverage for the executive officer and the executive officer’s eligible dependents under COBRA for a period of up to six months or a taxable lump sum payment in lieu of payment or reimbursement, as applicable.

If we terminate an executive officer’s employment other than for “cause,” death, or “disability” outside of the change of control period, such executive officer will be eligible to receive the following severance benefits (less applicable tax withholdings):

•	A lump sum cash amount equal to six months of the executive officer’s base salary in effect immediately prior to the termination; and

•	Payment or reimbursement of continued health coverage for the executive officer and the executive officer’s eligible dependents under COBRA for a period of up to six months or a taxable lump sum payment in lieu of payment or reimbursement, as applicable.

To receive the severance benefits upon a qualifying termination, an executive officer must sign and not revoke our standard separation agreement and release of claims within the timeframe set forth in the Policy. If any of the payments provided for under the Policy or otherwise payable to an executive officer would constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the related excise tax under Section 4999 of the Code, then the executive officer will be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him or her. The Policy does not require us to provide any tax gross-up payments to any executive officer.

401(k) Plan

We maintain a tax-qualified retirement plan, or our 401(k) plan, that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to participate in the 401(k) plan as of the first day of the month following the date they meet the 401(k) plan’s eligibility requirements, and participants are able to defer up to 100% of their eligible compensation subject to applicable annual Code limits. All participants’ interests in their deferrals are 100% vested when contributed. The 401(k) plan permits us to make matching contributions and profit sharing contributions to eligible participants. In 2016, we paid discretionary matching contributions that vest over a 3-year period.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans as of December 31, 2016. Information is included for equity compensation plans approved by our stockholders. We do not have any non-stockholder approved equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted- average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:	5,874,186	(1)	$10.09	(2)	6,188,425	(3)
Equity compensation plans not approved by security holders:	—		—		—
Total	5,874,186		$10.09		6,188,425

(1)	The amount consists of options to purchase shares of our common stock under our 2016 Plan and 2014 Plan that contain service-only vesting conditions. The amount excludes options granted to purchase 682,800 shares of common stock at an exercise price of $14.00 per share to two executive officers that vest upon meeting certain performance conditions and continued service.
(2)	Indicates a weighted average price for outstanding options to purchase 5,874,186 shares of our common stock under our 2016 Plan and 2014 Plan that contain service-only vesting conditions.
(3)	Consists of 6,188,425 shares of our common stock reserved for issuance under our 2016 Plan. Our 2016 Plan provides that on the first day of each fiscal year beginning with the 2017 fiscal year, the number of shares of our common stock available for issuance thereunder will be increased in an amount equal to the least of (i) 6,196,000 shares, (ii) 5% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year or (iii) a lower number of shares determined by our board of directors or a committee thereof. On January 1, 2017, the number of shares of our common stock reserved for issuance under our 2016 Plan increased by 2,563,898 shares pursuant to this provision. This increase is not reflected in the table above.

RELATED PERSON TRANSACTIONS

Related Person Transactions

The following is a summary of transactions since January 1, 2016 to which we have been or will be a party, in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors, nominees for director, promoters or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section of this proxy statement titled “Executive Compensation.”

Stockholders’ Agreement

We are party to the Stockholders’ Agreement, which contains specific rights, obligations and agreements of our Principal Stockholders as owners of our common stock. In addition, the Stockholders’ Agreement contains provisions related to the composition of our board of directors and its committees, which are discussed under the section titled “Board of Directors and Corporate Governance—Composition of the Board.”

Voting Agreement. Under the Stockholders’ Agreement, our Principal Stockholders have agreed to take all necessary action, including casting all votes to which such existing owners are entitled to cast at any annual or special meeting of stockholders, so as to ensure that the composition of our board of directors and its committees complies with (and includes all of the nominees in accordance with) the provisions of the Stockholders’ Agreement related to the composition of our board of directors and its committees, which are discussed under the section titled “Board of Directors and Corporate Governance—Composition of the Board.”

Silver Lake Sumeru Approvals. Under the Stockholders’ Agreement and subject to our amended and restated certificate of incorporation and amended and restated bylaws, and applicable law, for so long as the Principal Stockholders collectively own or hold of record, directly or indirectly, in the aggregate at least 40% of their collective “Post-IPO Shares” (as defined in the Stockholders’ Agreement), as adjusted for any reorganization, recapitalization, stock dividend, stock split, reverse stock split or similar changes in the Company’s capitalization, the following actions will require the approval of our board of directors, including the affirmative vote of at least two Silver Lake Sumeru directors:

•	any voluntary liquidation, winding up or dissolution or any action relating to a voluntary bankruptcy, reorganization or recapitalization of the Company or its subsidiaries;

•	certain dispositions of assets with a value in excess of $50 million or entry into joint ventures requiring a capital contribution in excess of $50 million, in each case, by the Company or its subsidiaries;

•	fundamental changes in the Company’s or its subsidiaries’ existing lines of business or the entry into a new significant line of business;

•	any amendments to the Company’s amended and restated certificate of incorporation and amended and restated bylaws;

•	incurrence of indebtedness in excess of $150 million;

•	appointment or termination of the Chief Executive Officer; and

•	change of control transactions.

Transfer Restrictions. Under the Stockholders’ Agreement, each of Iconiq, Ms. Tucker and Mr. Spanicciati have agreed, subject to certain limited exceptions, not to transfer, sell, exchange, assign, pledge, hypothecate, convey or otherwise dispose of or encumber any shares of our common stock without the consent of Silver Lake Sumeru until the earlier of (i) two years following the completion our initial public offering, or November 2, 2018, and (ii) Silver Lake Sumeru’s reduction of its holdings of common stock following our initial public offering by 50%; provided, however, that Ms. Tucker and Mr. Spanicciati will each have the right to sell a number of shares equal to up to 1% of the total outstanding shares of our common stock annually pursuant to Rule 144 of the Securities Act.

Drag Along Right. For so long as Silver Lake Sumeru holds greater than 10% of our common stock then outstanding, if Silver Lake Sumeru approves a change of control transaction, each of Iconiq, Ms. Tucker and Mr. Spanicciati will be required to vote in favor of and not oppose such transaction and, if structured as a sale of shares, sell its shares to a prospective buyer on the same terms that are applicable to Silver Lake Sumeru.

Registration Rights Agreement

We are party to an Amended and Restated Registration Rights Agreement with our Principal Stockholders, dated as of October 27, 2016, or the Registration Rights Agreement. Under the Registration Rights Agreement our Principal Stockholders are entitled to rights with respect to the registration of their shares under the Securities Act. We will pay the registration expenses (other than underwriting discounts and commissions and stock transfer taxes) of the holders of the shares registered pursuant to the registrations described below.

Silver Lake Sumeru will be entitled to certain S-1 and S-3 registration rights on one or more occasions. Beginning one year following the completion of our initial public offering, or November 2, 2017, Iconiq will be entitled to certain S-3 registration rights on one or more occasions. Beginning two years following the completion of our initial public offering, or November 2, 2018, Ms. Tucker and Mr. Spanicciati will also be entitled to certain S-3 registration rights on one or more occasions. In addition, if we or a Principal Stockholder proposes to register the offer and sale of our capital stock under the Securities Act, the other Principal Stockholders will be entitled to certain “piggyback” registration rights allowing the holders to include their shares in such registration, subject to certain marketing and other limitations set forth in the registration rights agreement.

The registration rights described above apply to (i) shares of our common stock held by our Principal Stockholders and their respective affiliates, and (ii) any of our capital stock (or that of our subsidiaries) issued or issuable with respect to the common stock described in clause (i) with respect to any dividend, distribution, recapitalization, reorganization, or certain other corporate transactions (“Registrable Securities”). These registration rights are also for the benefit of any subsequent holder of Registrable Securities; provided that any particular securities will cease to be Registrable Securities when they have been sold in a registered public offering, sold in compliance with Rule 144 of the Securities Act or repurchased by us or our subsidiaries. In addition, with the consent of the company and holders of a majority of Registrable Securities, any Registrable Securities held by a person other than Silver Lake Sumeru and its affiliates will cease to be Registrable Securities if they can be sold without limitation under Rule 144 of the Securities Act.

Employment Arrangement

Isaac Tucker, who is the son of Ms. Tucker, our Chief Executive Officer, has been employed by us since 2006 and currently serves as Vice President of Product Management. His 2016 total compensation, which is comprised of a base salary and bonus was $243,408 and was in line with similar roles at the company. In October 2016, we granted to Mr. Tucker an option award covering 20,000 shares of our common stock at an exercise price of $14.00 per share.

Participation in our Initial Public Offering

Certain entities affiliated with Iconiq, a holder of more than 5% of our common stock and an affiliate of a member of our board of directors, purchased 825,000 shares of our common stock in our initial public offering at the initial public offering price. The underwriters received the same discount from the shares sold to such affiliates as they did from all other shares sold to the public in the offering.

Indemnification of Officers and Directors

Our amended and restated certificate of incorporation contains provisions that eliminate, to the maximum extent permitted by the General Corporation Law of the State of Delaware, the personal liability of our directors and executive officers for monetary damages for breach of their fiduciary duties as directors or officers. Our amended and restated certificate of incorporation and amended and restated bylaws provide that we must indemnify our directors and executive officers and may indemnify our employees and other agents to the fullest extent permitted by the General Corporation Law of the State of Delaware.

Section 145 of the General Corporation Law of the State of Delaware provides that a corporation may indemnify any person made a party to an action by reason of the fact that he or she was a director, executive officer, employee or agent of the corporation or is or was serving at the request of a corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful, except that, in the case of an action by or in right of the corporation, no indemnification may generally be made in respect of any claim as to which such person is adjudged to be liable to the corporation.

We have entered into indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws, and intend to enter into indemnification agreements with any new directors and executive officers in the future.

We have purchased and intend to maintain insurance on behalf of each and any person who is or was one of our directors or officers against any loss arising from any claim asserted against him or her and incurred by him or her in any such capacity, subject to certain exclusions.

Certain Relationships

From time to time, we do business with other companies affiliated with Silver Lake Sumeru and Iconiq. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arms-length basis.

Policies and Procedures for Related Party Transactions

In connection with our initial public offering, our audit committee and our board of directors approved a Related Party Transactions Policy which provides that our audit committee is responsible for reviewing and approving any related party transaction, taking into account whether the transaction is on an arms-length basis, whether there are business reasons for the transaction, whether the transaction would impair a director’s independence and whether the related party transaction would present an improper conflict of interest. The Related Party Transaction Policy applies to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we are to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Our full board of directors (with any interested director recusing him or herself) reviewed and approved our related party transactions prior to our initial public offering and following our initial public offering, our audit committee will approve all of our related party transactions.

We believe that we have executed all the transactions described above on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future related party transactions are approved by our audit committee, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

SECURITY OWNERSHIP

The following table sets forth the beneficial ownership of our capital stock as of March 1, 2017 by:

•	each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors and nominees for director; and

•	all executive officers and directors as a group.

Applicable percentage ownership is based on 51,283,264 shares of our common stock outstanding at March 1, 2017. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 1, 2017 which are subject to vesting conditions expected to occur within 60 days of March 1, 2017 are deemed to be outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person.

Unless otherwise indicated in the footnotes below, each stockholder named in the following table possesses sole voting and investment power over the shares listed. The information does not necessarily indicate beneficial ownership for any other purpose. Unless otherwise noted below, the address of each person listed on the table is c/o BlackLine, Inc., 21300 Victory Boulevard, 12th Floor, Woodland Hills, CA 91367.

	Common Stock
Name of Beneficial Owner	Number	Percent
Greater than 5% Stockholders:
Funds Affiliated with Silver Lake Sumeru (1)	19,193,571	37.43%
Funds Affiliated with ICONIQ (2)	10,253,570	19.99%
Named Executive Officers and Directors:
Jason Babcoke (3)	—	—
John Brennan (4)	—	—
William Griffith (5)	—	—
Hollie Haynes (6)	—	—
Karole Morgan-Prager (7)	50,000	*
Chris Murphy (8)	250,000	*
Graham Smith	25,000	*
Mario Spanicciati (9)	4,424,999	8.63%
Therese Tucker (10)	6,396,140	12.47%
Thomas Unterman (11)	175,000	*
All directors and executive officers as a group (11 people) (12)	11,601,227	22.35%

*	Represents beneficial ownership of less than 1%.
(1)

According to a Schedule 13G filed with the SEC on February 13, 2017, the shares includes (i) 19,023,689 shares held by Silver Lake Sumeru Fund, L.P. (“SLS”), a Delaware limited partnership, and (ii) 169,882 shares held by Silver Lake Technology Investors Sumeru, L.P. (“SLTI”), a Delaware limited partnership (collectively, the “Silver Lake Sumeru Shares”). Silver Lake Technology Associates Sumeru, L.P. (the “Lower GP”), a Delaware limited partnership, is the general partner of each of SLS and SLTI. SLTA Sumeru (GP), L.L.C. (the “Upper GP”), a Delaware limited liability company, is the general partner of the Lower GP. Silver Lake Group, L.L.C. (“SLG”), a Delaware limited liability company, and Ajay Shah are the managing members of the Upper GP. The managing members of SLG are Michael Bingle, James Davidson, Egon Durban, Kenneth Hao and Greg Mondre (collectively, the “Managing Members”). The address for Messrs. Bingle and Mondre is c/o Silver Lake, 9 West 57th Street, 32nd Floor, New York, NY 10019. The address for Messrs. Davidson, Durban, Hao and Shah, SLS, SLTI, the Lower GP, the Upper GP and SLG is c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.
(2)	According to a Schedule 13G filed with the SEC on February 13, 2017, the shares includes (i) 6,367,008 shares held by ICONIQ Strategic Partners, L.P. (“ICONIQ”), (ii) 1,597,991 shares held by ICONIQ Strategic Partners-B, L.P. (“ICONIQ B”), (iii) 2,000,000 shares held by ICONIQ Strategic Partners Co-Invest, L.P., BL Series (“ICONIQ BL”) and (iv) 288,571 shares held by ICONIQ Strategic Partners Co-Invest, L.P., BL 2 Series (“ICONIQ BL2”) (collectively, the “ICONIQ Shares”). Iconiq Strategic Partners GP, L.P. (the “ICONIQ GP”), is the general partner of each of ICONIQ, ICONIQ B, ICONIQ BL and ICONIQ BL2. ICONIQ Strategic Partners TT GP, Ltd. (the “ICONIQ Parent GP”) is the general partner of the ICONIQ GP. Divesh Makan and William Griffith (collectively, the “Managing Holders”) are the sole equity holders and directors of the ICONIQ Parent GP. The addresses of each of the entities and individuals listed in this footnote are c/o ICONIQ Strategic Partners, 394 Pacific Avenue, 2nd Floor, San Francisco, CA 94111.
(3)	Mr. Babcoke, who is one of our directors, is a Principal of Silver Lake Sumeru. Mr. Babcoke has no voting or investment power over the Silver Lake Sumeru Shares. The address for Mr. Babcoke is c/o Silver Lake Sumeru, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.
(4)	Mr. Brennan, who is one of our directors, is a Managing Director of Silver Lake Sumeru. Mr. Brennan has no voting or investment power over the Silver Lake Sumeru Shares. The address for Mr. Brennan is c/o Silver Lake Sumeru, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.
(5)	Mr. Griffith, who is one of our directors, is an equity holder and director of ICONIQ Parent GP. Mr. Griffith has voting and investment power over the ICONIQ Shares as described above in note 2. The address for Mr. Griffith is c/o ICONIQ Strategic Partners, 394 Pacific Avenue, 2nd Floor, San Francisco, CA 94111.
(6)	Ms. Haynes, who is one of our directors, is a Managing Director of Silver Lake Sumeru. Ms. Haynes has no voting or investment power over the Silver Lake Sumeru Shares. The address for Ms. Haynes is c/o Silver Lake Sumeru, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.
(7)	Includes 50,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of March 1, 2017.
(8)	Includes 250,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of March 1, 2017.
(9)	Includes (i) 3,576,071 shares of common stock held by the Spanicciati Family 2013 Irrevocable Trust and (ii) 848,928 shares of common stock held by the Spanicciati Family 2013 Dynasty Trust.
(10)	Includes (i) 1,200,000 shares of common stock held by the Tucker Legacy Trust, (ii) 637,200 shares of common stock held by the Isaac Tucker 2012 Irrevocable Trust, (iii) 637,200 shares of common stock held by the Roseanna Tucker 2012 Irrevocable Trust, (iv) 374,847 shares of common stock held by the Safety Net GRAT dated 09/28/2015, (v) 74,859 shares of common stock held by the CS 2015 GRAT dated 9/28/2015 and (vi) 24,140 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of March 1, 2017.
(11)	Includes 100,000 shares of common stock held by ETU Rustic Canyon Trust of which Mr. Unterman is the trustee and 25,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of March 1, 2017.
(12)	Includes 629,228 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of March 1, 2017.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our executive officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2016.

2016 Annual Report

Our financial statements for our fiscal year ended December 31, 2016 are included in our 2016 annual report, which we will make available to stockholders at the same time as this proxy statement. You may also obtain a copy of our 2016 annual report, including the financial statements and the financial statement schedules, free of charge, by sending a written request to our Investor Relations department at BlackLine, Inc., 21300 Victory Boulevard, 12th floor, Woodland Hills, CA 91367, Attention: Investor Relations.

Company Website

We maintain a website at www.blackline.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing BlackLine’s filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Directions to Annual Meeting

Directions to our annual meeting, which is to be held at our offices located at 21300 Victory Boulevard., 12th floor, Woodland Hills, CA 91367, are as follows:

From 101 S, take exit 27 for Ventura Boulevard toward Topanga Canyon Boulevard/CA-27, merge onto Ventura Boulevard, turn left onto Topanga Canyon Boulevard and turn right onto Victory Boulevard and 21300 Victory Boulevard is on the right.

From 101 N, take exit 25 for Winnetka Ave toward Woodland Hills, turn right onto Winnetka Ave, turn left onto Victory Boulevard and 21300 Victory Boulevard is on the left.

From LAX, proceed onto S. Sepulveda Blvd towards Westchester Pkwy, turn right onto Howard Hughes Pkwy, take the ramp onto 405 N and merge onto 405 N, merge onto 101 N toward Ventura, take exit 25 for Winnetka Ave toward Woodland Hills, turn right onto Winnetka Ave, turn left onto Victory Boulevard and 21300 Victory Boulevard is on the left.

STOCKHOLDER PROPOSAL DEADLINES FOR 2018 ANNUAL MEETING

Stockholder Proposals for Inclusion in Proxy Statement

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our next annual meeting of stockholders, our corporate secretary must receive the written proposal at our principal executive offices not later than November 27, 2017. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

BlackLine, Inc.

Attn: Corporate Secretary

21300 Victory Boulevard, 12th Floor

Woodland Hills, California 91367

Stockholder Proposals and Director Nominations Not for Inclusion in Proxy Statement

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement and for stockholders to nominate directors for election at an annual meeting of stockholders. In order to be properly brought before our 2018 annual meeting of stockholders, the stockholder must have given timely notice of such proposal or nomination, in proper written form. To be timely for our 2018 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our corporate secretary at our principal executive offices:

•	not earlier than January 11, 2018, and

•	not later than the close of business on February 10, 2018.

In the event that we hold our 2018 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2017 annual meeting, then such written notice must be received no earlier than the close of business on the 120th day before the 2018 annual meeting and no later than the close of business on the later of the following two dates:

•	the 90th day prior to our 2018 annual meeting of stockholders, or

•	the 10th day following the day on which public announcement of the date of our 2018 annual meeting of stockholders is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting. To be in proper written form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our bylaws. Notices should be addressed to:

BlackLine, Inc.

Attn: Corporate Secretary

21300 Victory Boulevard, 12th Floor

Woodland Hills, California 91367

For information on how to access our bylaws, please see the section entitled “Availability of Bylaws,” and for additional information regarding stockholder recommendations for director candidates, please see the section entitled “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to our Board.”

*********

We know of no other matters to be submitted at the 2017 annual meeting. If any other matters properly come before the 2017 annual meeting, the persons named in the proxy will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your shares be represented at the 2017 annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Woodland Hills, California

March 23, 2017

BLACKLINE, INC. 21300 Victory Blvd., 12th Floor Woodland Hills, CA 91367 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Mark Partin and Karole Morgan-Prager as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of BlackLine, Inc. held of record by the undersigned on March 13, 2017, at the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 21300 Victory Blvd., 12th Floor, Woodland Hills, CA 91367, on May 10, 2017, or any adjournment or postponement thereof. (Continued and to be signed on the reverse side.) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

BLACKLINE, INC.

May 10, 2017

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER	
ACCOUNT NUMBER	

20330000000000001000 8 051017

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Therese Tucker
- ○ Mario Spanicciati
- ○ Thomas Unterman

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Meeting Attendance

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL BLACKLINE, MEETING OF STOCKHOLDERS INC. OF May 10, 2017 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. COMPANY NUMBER MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending ACCOUNT NUMBER the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21108/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20330000000000001000 8 051017 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. The election as director of the nominees listed below (except as marked to the FOR AGAINST ABSTAIN contrary below). 2. To ratify the appointment of PricewaterhouseCoopers LLP (“PWC”) NOMINEES: as the Company’s independent registered public accounting firm for FOR ALL NOMINEES O Therese Tucker its fiscal year ending December 31, 2017. O Mario Spanicciati In their discretion, the proxies are authorized to vote upon such other business as may WITHHOLD AUTHORITY O Thomas Unterman properly come before the Annual Meeting of Stockholders or any adjournments or FOR ALL NOMINEES postponements thereof. (See FOR ALL instructions EXCEPT below) This proxy when properly executed will be voted as directed herein by the undersigned Stockholder. If no direction is made, this proxy will be voted “FOR ALL NOMINEES” in Proposal 1, “FOR” Proposal 2 and in the discretion of the proxyholders on any other matter that properly comes before the Annual Meeting of Stockholders. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement and the Form 10-K for the Annual Meeting of Stockholders. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Meeting Attendance MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please title as such. sign exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign. such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person. give full